                                                                    Exhibit 99.1

Student Loan Finance Corporation

Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture
Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended March 31, 2003

I.  Noteholder Information

A.  Identification of Notes

    Series    Description                       Cusip #      Due Date
    --------- --------------------------------- ------------ ----------------
    1999-1A   Senior Auction Rate Notes         280907AP1    December 1, 2035
    1999-1B   Senior Auction Rate Notes         280907AQ9    December 1, 2035
    1999-1C   Subordinate Auction Rate Notes    280907AR7    December 1, 2035
    2000-1A   Senior Auction Rate Notes         280907AS5    December 1, 2035
    2000-1B   Senior Auction Rate Notes         280907AT3    December 1, 2035
    2000-1C   Subordinate Auction Rate Notes    280907AU0    December 1, 2035
    2001-1A   Senior Auction Rate Notes         280907AV8    December 1, 2035
    2001-1B   Senior Auction Rate Notes         280907AW6    December 1, 2035
    2001-1C   Subordinate Auction Rate Notes    280907AX4    December 1, 2035
    2002-1A   Senior Auction Rate Notes         280907AY2    December 1, 2035
    2002-1B   Senior Auction Rate Notes         280907AZ9    December 1, 2035
    2002-1C   Subordinate Auction Rate Notes    280907BA3    December 1, 2035

B.  Notification of Redemption Call of Notes

    Series 1999-1:
      None
    Series 2000-1:
      None
    Series 2001-1:
      None
    Series 2002-1:
      None

C.  Principal Outstanding - March, 2003

                             Principal      Principal      Principal         Principal
                          Outstanding,       Borrowed       Payments      Outstanding,
    Series              Start of Month   During Month   During Month      End of Month
    ----------------- ----------------- -------------- -------------- -----------------
    Series 1999-1:
      1999-1A           $78,000,000.00          $0.00          $0.00    $78,000,000.00
      1999-1B            39,000,000.00           0.00           0.00     39,000,000.00
      1999-1C             9,300,000.00           0.00           0.00      9,300,000.00
                      ----------------- -------------- -------------- -----------------
      Total             126,300,000.00           0.00           0.00    126,300,000.00
                      ----------------- -------------- -------------- -----------------
    Series 2000-1:
      2000-1A            54,100,000.00           0.00           0.00     54,100,000.00
      2000-1B            54,100,000.00           0.00           0.00     54,100,000.00
      2000-1C            22,000,000.00           0.00           0.00     22,000,000.00
                      ----------------- -------------- -------------- -----------------
      Total             130,200,000.00           0.00           0.00    130,200,000.00
                      ----------------- -------------- -------------- -----------------
    Series 2001-1:
      2001-1A            79,000,000.00           0.00           0.00     79,000,000.00
      2001-1B            79,000,000.00           0.00           0.00     79,000,000.00
      2001-1C            23,800,000.00           0.00           0.00     23,800,000.00
                      ----------------- -------------- -------------- -----------------
      Total             181,800,000.00           0.00           0.00    181,800,000.00
                      ----------------- -------------- -------------- -----------------
    Series 2002-1:
      2002-1A            82,700,000.00           0.00           0.00     82,700,000.00
      2002-1B            82,700,000.00           0.00           0.00     82,700,000.00
      2002-1C            24,500,000.00           0.00           0.00     24,500,000.00
                      ----------------- -------------- -------------- -----------------
      Total             189,900,000.00           0.00           0.00    189,900,000.00
                      ----------------- -------------- -------------- -----------------
    Totals             $628,200,000.00          $0.00          $0.00   $628,200,000.00
                      ================= ============== ============== =================

D.  Accrued Interest Outstanding - March, 2003

                    Accrued Interest       Interest       Interest   Accrued Interest       Interest
                        Outstanding,        Accrued       Payments       Outstanding,     Rate As Of
    Series            Start of Month   During Month   During Month       End of Month   End Of Month
    -------------- ------------------ -------------- -------------- ------------------ --------------
    Series 1999-1:
      1999-1A             $68,640.00      $8,580.00          $0.00         $77,220.00       1.32000%
      1999-1B              33,800.00       4,225.00           0.00          38,025.00       1.30000%
      1999-1C               8,556.00         511.50           0.00           9,067.50       1.30000%
                   ------------------ -------------- -------------- ------------------
      Total               110,996.00      13,316.50           0.00         124,312.50
                   ------------------ -------------- -------------- ------------------
    Series 2000-1:
      2000-1A               3,937.28      61,794.22      55,963.44           9,768.06       1.30000%
      2000-1B              45,624.33      61,102.95      55,542.67          51,184.61       1.31000%
      2000-1C               1,711.11      26,461.12      23,955.56           4,216.67       1.38000%
                   ------------------ -------------- -------------- ------------------
      Total                51,272.72     149,358.29     135,461.67          65,169.34
                   ------------------ -------------- -------------- ------------------
    Series 2001-1:
      2001-1A              46,346.67      93,878.33      86,022.22          54,202.78       1.30000%
      2001-1B              26,070.00      93,571.11      85,407.78          34,233.33       1.30000%
      2001-1C              14,808.89      30,543.34      27,766.67          17,585.56       1.40000%
                   ------------------ -------------- -------------- ------------------
      Total                87,225.56     217,992.78     199,196.67         106,021.67
                   ------------------ -------------- -------------- ------------------
    Series 2002-1:
      2002-1A              66,711.33     101,146.70      92,624.00          75,234.03       1.31000%
      2002-1B              44,106.67      99,699.44      90,051.11          53,755.00       1.30000%
      2002-1C              14,138.54      29,457.85      27,058.89          16,537.50       1.35000%
                   ------------------ -------------- -------------- ------------------
      Total               124,956.54     230,303.99     209,734.00         145,526.53
                   ------------------ -------------- -------------- ------------------
    Totals               $374,450.82    $610,971.56    $544,392.34        $441,030.04
                   ================== ============== ============== ==================

E.  Net Loan Rates for Next Interest Period

                     Interest Period
    Series             Starting Date   Net Loan Rate
    --------------- ----------------- ---------------
    Series 1999-1:
      1999-1A              30-Apr-03           6.51%
      1999-1B              30-Apr-03           6.50%
      1999-1C              30-Apr-03           6.35%
    Series 2000-1:
      2000-1A              24-Apr-03           6.65%
      2000-1B              01-May-03           6.38%
      2000-1C              24-Apr-03           6.51%
    Series 2001-1:
      2001-1A              08-May-03           6.37%
      2001-1B              15-May-03           6.38%
      2001-1C              08-May-03           6.21%
    Series 2002-1:
      2002-1A              02-May-03           6.37%
      2002-1B              09-May-03           6.36%
      2002-1C              09-May-03           6.28%

F.  Noteholders' Carry-Over Amounts - March, 2003

                        Carry-Over                                   Carry-Over
                          Amounts,      Additions       Payments       Amounts,
    Series          Start of Month   During Month   During Month   End of Month
    -------------- ---------------- -------------- -------------- --------------
    Series 1999-1:
      1999-1A                $0.00          $0.00          $0.00          $0.00
      1999-1B                 0.00           0.00           0.00           0.00
      1999-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2000-1:
      2000-1A                 0.00           0.00           0.00           0.00
      2000-1B                 0.00           0.00           0.00           0.00
      2000-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2001-1:
      2001-1A                 0.00           0.00           0.00           0.00
      2001-1B                 0.00           0.00           0.00           0.00
      2001-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2002-1:
      2002-1A                 0.00           0.00           0.00           0.00
      2002-1B                 0.00           0.00           0.00           0.00
      2002-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Totals                   $0.00          $0.00          $0.00          $0.00
                   ================ ============== ============== ==============

G.  Noteholders' Accrued Interest on Carry-Over Amounts - March, 2003

                           Accrued       Interest       Interest        Accrued
                         Interest,        Accrued       Payments      Interest,
    Series          Start of Month   During Month   During Month   End of Month
    -------------- ---------------- -------------- -------------- --------------
    Series 1999-1:
      1999-1A                $0.00          $0.00          $0.00          $0.00
      1999-1B                 0.00           0.00           0.00           0.00
      1999-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2000-1:
      2000-1A                 0.00           0.00           0.00           0.00
      2000-1B                 0.00           0.00           0.00           0.00
      2000-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2001-1:
      2001-1A                 0.00           0.00           0.00           0.00
      2001-1B                 0.00           0.00           0.00           0.00
      2001-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Series 2002-1:
      2002-1A                 0.00           0.00           0.00           0.00
      2002-1B                 0.00           0.00           0.00           0.00
      2002-1C                 0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
      Total                   0.00           0.00           0.00           0.00
                   ---------------- -------------- -------------- --------------
    Totals                   $0.00          $0.00          $0.00          $0.00
                   ================ ============== ============== ==============

II. Fund Information

A.  Reserve Funds - March, 2003

                                                                        Amount
                                                               ----------------
    Balance, Start of Month                                      $9,423,000.00
    Additions During Month (From Issuance of Notes)                       0.00
    Less Withdrawals During Month                                         0.00
                                                               ----------------
    Balance, End of Month                                        $9,423,000.00
                                                               ================

B.  Capitalized Interest Accounts - March, 2003

                                                                        Amount
                                                               ----------------
    Balance, Start of Month                                              $0.00
    Additions During Month (From Issuance of Notes)                       0.00
    Less Withdrawals During Month                                         0.00
                                                               ----------------
    Balance, End of Month                                                $0.00
                                                               ================

C.  Acquisition Accounts - March, 2003

                                                                        Amount
                                                               ----------------
    Balance, Start of Month                                      $1,713,009.30
    Additions During Month:
      Acquisition Funds from Note Issuance                                0.00
      Recycling from Surplus Funds                               10,850,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired                                                  0.00
      Accrued Income                                                      0.00
      Premiums and Related Acquisition Costs                              0.00
    Less Withdrawals for Eligible Loans:
      Total Principal Acquired                   (5,551,270.67)
      Origination Fees Charged                        2,148.36
      Premiums and Related Acquisition Costs        (24,281.34)
                                                ----------------
      Net Costs of Loans Acquired                                (5,573,403.65)
                                                               ----------------
    Balance, End of Month                                        $6,989,605.65
                                                               ================

D.  Alternative Loan Guarantee Accounts - March, 2003

                                                                        Amount
                                                               ----------------
    Balance, Start of Month                                      $3,422,685.68
    Additions During Month (Initial Purchase of Student Loans)            0.00
    Guarantee Fees Received (Refunded) During Month                 121,973.76
    Interest Received During Month                                    2,794.08
    Other Additions During Month                                     11,763.78
    Less Withdrawals During Month for Default Payments             (337,677.56)
                                                               ----------------
    Balance, End of Month                                        $3,221,539.74
                                                               ================

III. Student Loan Information

A.  Student Loan Principal Outstanding - March, 2003

                                                                        Amount
                                                               ----------------
    Balance, Start of Month                                    $589,624,634.79
    Initial Purchase of Eligible Loans                                    0.00
    Loans Purchased / Originated                                  5,551,270.67
    Capitalized Interest                                            727,956.16
    Less Principal Payments Received                            (10,203,104.33)
    Less Defaulted Alternative Loans Transferred                   (323,008.86)
    Other Increases (Decreases)                                      (5,751.79)
                                                               ----------------
    Balance, End of Month                                      $585,371,996.64
                                                               ================

B.  Composition of Student Loan Portfolio as of March 31, 2003

                                                                        Amount
                                                               ----------------
    Aggregate Outstanding Principal Balance                    $585,371,996.64
    Number of Borrowers                                                 80,981
    Average Outstanding Principal Balance Per Borrower                  $7,229
    Number of Loans (Promissory Notes)                                 170,881
    Average Outstanding Principal Balance Per Loan                      $3,426
    Weighted Average Interest Rate                                        4.47%

C.  Distribution of Student Loan Portfolio by Loan Type as of March 31, 2003

                                          Outstanding
                                            Principal
    Loan Type                                 Balance                  Percent
    -------------------------------------------------- ------------------------
    Stafford - Subsidized             $182,671,420.02                     31.2%
    Stafford - Unsubsidized            129,977,637.56                     22.2%
    Stafford - Nonsubsidized                 9,842.12                      0.0%
    PLUS                                36,968,746.25                      6.3%
    SLS                                     59,507.16                      0.0%
    Consolidation                       75,113,937.76                     12.8%
    Alternative                        160,570,905.77                     27.4%
                                 --------------------- ------------------------
    Total                             $585,371,996.64                    100.0%
                                 ===================== ========================

D.  Distribution of Student Loan Portfolio by Interest Rate as of March 31, 2003

                                          Outstanding
                                            Principal
    Interest Rate                             Balance                  Percent
    -------------------------------------------------- ------------------------
    Less Than 3.00%                             $0.00                      0.0%
    3.00% to 3.49%                    $163,286,540.05                     27.9%
    3.50% to 3.99%                     $55,872,255.75                      9.5%
    4.00% to 4.49%                    $127,908,058.95                     21.9%
    4.50% to 4.99%                    $119,197,920.37                     20.4%
    5.00% to 5.49%                     $50,003,125.86                      8.5%
    5.50% to 5.99%                      $5,321,553.73                      0.9%
    6.00% to 6.49%                     $21,875,605.50                      3.7%
    6.50% to 6.99%                     $14,500,484.13                      2.5%
    7.00% to 7.49%                      $6,173,846.82                      1.1%
    7.50% to 7.99%                      $6,317,763.97                      1.1%
    8.00% to 8.49%                      $8,904,514.89                      1.5%
    8.50% or Greater                    $6,010,326.62                      1.0%
                                 --------------------- ------------------------
    Total                             $585,371,996.64                    100.0%
                                 ===================== ========================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of March 31, 2003

                                          Outstanding
                                            Principal
    Borrower Payment Status                   Balance                  Percent
    -------------------------------------------------- ------------------------
    School                            $158,993,028.06                    27.2%
    Grace                               29,218,350.51                     5.0%
    Repayment                          297,469,398.51                    50.8%
    Deferment                           81,151,051.79                    13.9%
    Forbearance                         18,540,167.77                     3.2%
                                 --------------------- ------------------------
    Total                             $585,371,996.64                   100.0%
                                 ===================== ========================

F. Distribution of Student Loan Portfolio by Delinquency Status as of March 31, 2003

                                                  Percent by Outstanding Balance
                                                  ------------------------------
                                      Outstanding      Excluding
                                        Principal   School/Grace   All Loans in
    Delinquency Status                    Balance   Status Loans      Portfolio
    ---------------------------------------------- -------------- --------------
    31 to 60 Days                  $12,883,723.13           3.2%           2.2%
    61 to 90 Days                    8,275,707.04           2.1%           1.4%
    91 to 120 Days                   8,092,298.90           2.0%           1.4%
    121 to 180 Days                  7,772,446.19           2.0%           1.3%
    181 to 270 Days                  6,184,344.69           1.6%           1.1%
    Over 270 Days                    1,554,744.66           0.4%           0.3%
    Claims Filed, Not Yet Paid       1,362,868.71           0.3%           0.2%
                                 ----------------- -------------- --------------
    Total                          $46,126,133.32          11.6%           7.9%
                                 ================= ============== ==============

G.  Distribution of Student Loan Portfolio by Guarantee Status as of
    March 31, 2003

                                                Outstanding
                                                  Principal
    Guarantee Status                                Balance            Percent
    -------------------------------------------------------- ------------------
    FFELP Loan Guaranteed 100%                  $849,881.61               0.1%
    FFELP Loan Guaranteed 98%                423,951,209.26              72.4%
    Alternative Loans Non-Guaranteed         160,570,905.77              27.4%
                                         ------------------- ------------------
    Total                                   $585,371,996.64             100.0%
                                         =================== ==================

H.  Distribution of Student Loan Portfolio by Guarantee Agency as of
    March 31, 2003

                                                     Outstanding
                                                       Principal
    Guarantee Agency                                     Balance      Percent
    ------------------------------------------------------------- ------------
    Education Assistance Corporation             $305,810,734.47        52.2%
    Great Lakes Higher Education Corporation       77,430,567.68        13.2%
    California Student Aid Commission              11,928,787.05         2.0%
    Student Loans of North Dakota                           0.00         0.0%
    Texas GSLC                                      3,650,294.59         0.6%
    Pennsylvania Higher Education Assistance
     Agency                                         4,512,644.87         0.8%
    United Student Aid Funds, Inc                   4,224,465.18         0.7%
    Other Guarantee Agencies                       17,243,597.03         2.9%
    Alternative Loans Non-Guaranteed              160,570,905.77        27.4%
                                                ----------------- ------------
    Total                                        $585,371,996.64       100.0%
                                                ================= ============

I.  Fees and Expenses Accrued For / Through  March, 2003

                                                                    For The 3
                                                                 Months Ended
                                                March, 2003    March 31, 2003
                                           ----------------- -----------------
    Servicing Fees                              $512,200.50     $1,542,818.34
    Treas Mgmt / Lockbox Fees                     11,717.09         33,649.08
    Indenture Trustee Fees                        13,449.04         39,045.09
    Broker / Dealer Fees                         135,237.49        392,624.98
    Auction Agent Fees                            10,819.01         31,410.02
    Other Permitted Expenses                           0.00              0.00
                                           ----------------- -----------------
    Total                                       $683,423.13     $2,039,547.51
                                           ================= =================

J.  Ratio of Assets to Liabilities as of March 31, 2003

                                                                       Amount
                                                             -----------------
    Total Indenture Assets                                    $640,568,206.49
    Total Indenture Liabilities                                629,251,149.19
                                                             -----------------
    Ratio                                                              101.80%
                                                             =================

K.  Senior and Subordinate Percentages as of March 31, 2003

                                                                       Amount
                                                             -----------------
    Aggregate Values                                          $641,020,134.73
                                                             =================
    Senior Notes Outstanding Plus Accrued Interest             548,993,622.80
                                                             =================
    All Notes Outstanding Plus Accrued Interest                628,641,727.68
                                                             =================
    Dividend Prerequisites:
      Senior Percentage (Requirement = 112%)                           116.76%
                                                             =================
      Subordinate Percentage (Requirement = 102%)                      101.97%
                                                             =================
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites                               ($194,427.50)
                                                             =================